UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	June 4, 2026

PORSCHE INNOVATIVE LEASE OWNER TRUST 2026-1

(Exact name of Issuing Entity with respect to the Notes as specified in its charter)

Central Index Key Number: 0002126256

Commission File Number: 333-290988-02

PORSCHE LEASING LTD.

(Exact name of Issuing Entity with respect to Transaction SUBI Certificate as specified in its charter)

Central Index Key Number: 0002083410

Commission File Number: 333-290988-01

PORSCHE AUTO FUNDING LLC

(Exact name of Registrant/Depositor as specified in its charter)

Central Index Key Number: 0001541507

Commission File Number: 333-290988

PORSCHE FINANCIAL SERVICES, INC.

(Exact name of Sponsor as specified in its charter)

Central Index Key Number: 0002003320

Delaware	41-6611725
(State or other jurisdiction of incorporation)	(Issuing Entity's I.R.S. Employer Identification Nos.)

One Porsche Drive Atlanta, Georgia	30354
(Address of Principal Executive Offices)	(Zip Code)

(770) 290-2004

(Co-Registrants’ Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

The registrant has filed a prospectus, dated June 4, 2026, setting forth a description of the pool of leases and related leased vehicles and the structure of $144,000,000 aggregate principal amount of the Class A-1 Asset Backed Notes (the “Class A-1 Notes”), $278,500,000 aggregate principal amount of the Class A-2a Asset Backed Notes (the “Class A-2a Notes”), $75,000,000 aggregate principal amount of the Class A-2b Asset Backed Notes (the “Class A-2b Notes”), $353,500,000 aggregate principal amount of the Class A-3 Asset Backed Notes (the “Class A-3 Notes”), and $60,000,000 aggregate principal amount of the Class A-4 Asset Backed Notes (the “Class A-4 Notes” and collectively with the Class A-1 Notes, the Class A-2a Notes, the Class A-2b Notes and the Class A-3 Notes, the “Notes”) issued by Porsche Innovative Lease Owner Trust 2026-1.

This Current Report on Form 8-K is being filed in connection with the issuance of the Notes to satisfy an undertaking to file unqualified legality and tax opinions at the time of each takedown from the Registration Statement. Copies of the legality and tax opinions delivered by Mayer Brown LLP, counsel to Porsche Auto Funding LLC, in connection with the issuance of the Notes are attached hereto as Exhibits 5.1 and 8.1, respectively and a copy of the legality opinion delivered by Richards, Layton and Finger, P.A., counsel to Porsche Leasing Ltd., in connection with the issuance of the Notes is attached hereto as Exhibit 5.2.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit
No.	Document Description

5.1	Opinion of Mayer Brown LLP, dated as of June 8, 2026, as to legality matters

5.2	Opinion of Richards, Layton & Finger, P.A., dated as of June 8, 2026, as to legality matters

8.1	Opinion of Mayer Brown LLP, dated as of June 8, 2026, as to certain tax matters

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2026	Porsche Auto Funding LLC

	By:	/s/ Tobias Hausladen
	Name:	Tobias Hausladen
	Title:	Treasurer (senior officer in charge of securitization)

	By:	/s/ Eli Yaremenko
	Name:	Eli Yaremenko
	Title:	Assistant Treasurer